ORGANIZED UNDER THE LAWS OF
THE STATE OF DELAWARE

COMMON STOCK

COMMON STOCK

Number
N° XXXXX

[EAGLE LOGO]

SHARES

CUSIP 90342M 10 9

UTG, INC.

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

UTG, Inc. (the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.
IN WITNESS WHEREOF, the Corporation has caused to be affixed to this certificate the facsimile signatures of its duly authorized officers and the facsimile Seal of the Corporation.

DATED

SECRETARY

PRESIDENT

[SEAL]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT - .... Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act
....
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

....

(PLEASE PRINT OR TYPE WRITE NAME AND ADDRESS OF ASSIGNEE)

....

.... Shares

represented by the within certificate and do hereby irrevocably constitute and appoint

.... attorney,

to transfer the same on the books of the within-named Corporation, with full power of substitute in the premises.

Dated ....

AFFIX MEDALLION SIGNATURE GUARANTEE IMPRINT BELOW

....

....

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.